UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2014

Baker Hughes Incorporated
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway Houston, Texas 77019
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 439-8600

N/A
(Former Name or Former Address, if Changed Since Last Report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On November 14, 2014, Baker Hughes Incorporated issued a news release.  A copy of the news release is attached as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

99.1* News Release of Baker Hughes Incorporated dated November 14, 2014

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Date:	November 14, 2014	By:	/s/ Lee Whitley
			Name:	Lee Whitley
			Title:	Corporate Secretary and Senior Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1*	News Release of Baker Hughes Incorporated dated November 14, 2014

* Filed herewith.